UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2006
LINCOLN ELECTRIC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
0-1402
(Commission File Number)

Ohio	34-1860551
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
22801 St. Clair Avenue
Cleveland, Ohio 44117
(Address of principal executive offices, with zip code)
(216) 481-8100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 20, 2006, Lincoln Electric Holdings, Inc. (the “Company”) issued a press release announcing that employees of its U.S. company hired on or after January 1, 2006 will be covered under a newly enhanced 401(k) defined contribution plan. Current employees of the U.S. company can choose to remain in the Company’s existing retirement program or switch to a new program offering enhanced defined contribution benefits, improved vacation and a reduced defined benefit. A copy of the Company’s press release issued on March 20, 2006 is attached hereto as Exhibit 99.1 and incorporated herein by reference and also is available through the Company’s website at www.lincolnelectric.com.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.
          99.1 Press Release of Lincoln Electric Holdings, Inc. dated March 20, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.
Date: March 20, 2006	By:	/s/ Frederick G. Stueber
Frederick G. Stueber
Senior Vice President, General Counsel and Secretary

LINCOLN ELECTRIC HOLDINGS, INC.
INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated March 20, 2006.